KPMG Peat Marwick LLP
                       Suite 1501, Two Central Park Plaza
                                 Omaha, NE 68102
                                 (402) 348-1450


                                                                  Exhibit 23.1



                              ACCOUNTANTS' CONSENT





The Board of Directors
InaCom Corp.:





We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                           KPMG Peat Marwick LLP

                                           /s/ KPMG PEAT MARWICK LLP





Omaha, Nebraska
May 1, 1998